Supplement dated November 30, 2017 to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2017
Issued by National Integrity Life Insurance Company through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above describes changes to the American Funds I.S. Managed Risk Asset Allocation Fund, Class P2 (the “Fund”), available through the variable account options of the variable annuity contracts issued by National Integrity Life Insurance Company. Please retain this supplement for future reference.

Effective November 30, 2017, the information regarding the Fund in Appendix F is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimburse ments	Total Annual Expenses after Fee Waivers/ Reimburse ments
American Funds I.S. Managed Risk Asset Allocation Fund, Class P2 [1]	0.15%	0.25%	0.28%	0.29%	0.97%	0.05%	0.92%

(1)
The Acquired Funds Fees and Expenses have been restated to reflect current fees. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. This waiver will be in effect through at least November 30, 2018. The waiver may only be modified or terminated with the approval of the fund’s board.

For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.